                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6529
                                  ---------------------------------------------

                            Columbia Funds Trust VI
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: August 31, 2004
                        --------------------------
Date of reporting period: February 29, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA NEWPORT
ASIA PACIFIC FUND

SEMIANNUAL REPORT
FEBRUARY 29, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

FUND PROFILE                                                 1

PERFORMANCE INFORMATION                                      2

ECONOMIC UPDATE                                              3

PORTFOLIO MANAGERS' REPORT                                   4

FINANCIAL STATEMENTS                                         6

   INVESTMENT PORTFOLIO                                      7

   STATEMENT OF ASSETS AND LIABILITIES                      12

   STATEMENT OF OPERATIONS                                  13

   STATEMENT OF CHANGES IN NET ASSETS                       14

   NOTES TO FINANCIAL STATEMENTS                            16

   FINANCIAL HIGHLIGHTS                                     21

IMPORTANT INFORMATION ABOUT THIS REPORT                     25

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC      MAY LOSE VALUE
 INSURED      NO BANK GUARANTEE


TO OUR FELLOW SHAREHOLDERS

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As as a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

There are no immediate changes planned for fund names, product lines, or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Trustees has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

     - ELECTED AN INDEPENDENT TRUSTEE TO CHAIR THE TWELVE-PERSON BOARD. IN ADDITION, EACH COMMITTEE OF THE BOARD IS COMPRISED OF TRUSTEES WHO ARE COMPLETELY INDEPENDENT OF THE ADVISOR AND ITS AFFILIATES.

     - APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH BETTER ABLE TO MONITOR PERFORMANCE OF INDIVIDUAL FUNDS.

     - VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY A BOARD DESIGNATED COMMITTEE).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of your Columbia fund. The "Economic Update" provides an overview of the investing environment during the past six months. In the "Portfolio Managers' Report," your fund's management team discusses investment performance and the impact of decisions made during the period. This discussion is followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

If you have any questions about your account, please feel free to call Columbia's shareholder services department at 800-345-6611.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald             /s/ J. Kevin Connaughton

Thomas C. Theobald                 J. Kevin Connaughton
Chairman, Board of Trustees        President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 COUNTRIES AS OF 02/29/04 (%)

Japan                                  48.5
Australia                              10.6
Hong Kong                               7.9
Taiwan                                  6.5
Singapore                               5.9

TOP 5 SECTORS AS OF 02/29/04 (%)

Financials                             23.6
Consumer discretionary                 22.9
Information technology                 17.8
Industrials                             9.3
Consumer staples                        7.4

TOP 10 HOLDINGS AS OF 02/29/04 (%)

Toyota Motor                            4.2
Taiwan Semiconductor Manufacturing      2.9
Canon                                   2.8
Millea Holdings                         2.7
China Mobile                            2.5
NTT DoCoMo                              2.4
Sun Hung Kai Properties                 2.3
Matsushita Electric Industrial          2.2
United Overseas Bank                    2.2
Samsung Electronic                      2.1

    Country and sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

    The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 02/29/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 13.81% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS LOWER THAN THE RETURNS OF ITS BENCHMARK, THE MSCI AC ASIA PACIFIC INDEX AND ITS PEER GROUP, THE LIPPER PACIFIC REGION FUNDS CATEGORY.

- A FOCUS ON HIGHER-QUALITY JAPANESE COMPANIES, WHICH UNDERPERFORMED LOWER-QUALITY COMPANIES DURING THE PERIOD, WAS LARGELY RESPONSIBLE FOR THE FUND'S PERFORMANCE SHORTFALL.

[CHART]

                         MSCI AC ASIA
   CLASS A SHARES       PACIFIC INDEX
       13.81%              20.42%

                                    OBJECTIVE

      Seeks long-term growth by investing primarily in equity securities of companies located in Asia or the Pacific Basin

                                TOTAL NET ASSETS
                                  $15.9 million

[CHART]

MORNINGSTAR STYLE BOX

PERFORMANCE INFORMATION

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 08/19/98 - 02/29/04

                                    CLASS A SHARES       CLASS A SHARES      MSCI AC ASIA
                                 WITHOUT SALES CHARGE   WITH SALES CHARGE   PACIFIC INDEX
8/19/98                                $  10,000            $   9,425         $  10,000
8/31/98                                $   9,470            $   8,925         $   8,785
9/30/98                                $  10,200            $   9,614         $   8,818
10/31/98                               $  12,130            $  11,433         $  10,316
11/30/98                               $  12,870            $  12,130         $  10,880
12/31/98                               $  13,297            $  12,533         $  11,216
1/31/99                                $  12,914            $  12,172         $  11,306
2/28/99                                $  13,105            $  12,352         $  11,064
3/31/99                                $  14,960            $  14,100         $  12,447
4/30/99                                $  17,177            $  16,189         $  13,381
5/31/99                                $  16,299            $  15,362         $  12,688
6/30/99                                $  19,161            $  18,059         $  14,017
7/31/99                                $  20,654            $  19,466         $  14,890
8/31/99                                $  21,459            $  20,225         $  14,833
9/30/99                                $  21,702            $  20,454         $  15,255
10/31/99                               $  22,709            $  21,403         $  15,811
11/30/99                               $  26,379            $  24,862         $  16,659
12/31/99                               $  29,444            $  27,751         $  17,755
1/31/2000                              $  27,562            $  25,977         $  17,130
2/29/2000                              $  27,871            $  26,268         $  16,709
3/31/2000                              $  28,933            $  27,269         $  17,778
4/30/2000                              $  26,540            $  25,014         $  16,439
5/31/2000                              $  24,775            $  23,351         $  15,499
6/30/2000                              $  26,093            $  24,593         $  16,582
7/31/2000                              $  24,478            $  23,071         $  15,035
8/31/2000                              $  25,222            $  23,772         $  15,667
9/30/2000                              $  23,628            $  22,270         $  14,647
10/31/2000                             $  21,599            $  20,357         $  13,723
11/30/2000                             $  20,525            $  19,345         $  13,229
12/31/2000                             $  20,043            $  18,890         $  12,706
1/31/2001                              $  20,921            $  19,718         $  13,048
2/28/2001                              $  19,527            $  18,404         $  12,453
3/31/2001                              $  17,991            $  16,956         $  11,739
4/30/2001                              $  19,144            $  18,043         $  12,387
5/31/2001                              $  19,012            $  17,918         $  12,365
6/30/2001                              $  18,112            $  17,071         $  11,831
7/31/2001                              $  17,047            $  16,067         $  11,082
8/31/2001                              $  16,214            $  15,281         $  10,864
9/30/2001                              $  14,129            $  13,316         $   9,648
10/31/2001                             $  14,656            $  13,813         $   9,837
11/30/2001                             $  15,643            $  14,744         $  10,306
12/31/2001                             $  15,709            $  14,806         $  10,073
1/31/2002                              $  15,489            $  14,599         $   9,699
2/28/2002                              $  15,412            $  14,526         $   9,964
3/31/2002                              $  16,279            $  15,343         $  10,687
4/30/2002                              $  16,599            $  15,644         $  10,928
5/31/2002                              $  16,620            $  15,664         $  11,356
6/30/2002                              $  15,884            $  14,971         $  10,779
7/31/2002                              $  14,809            $  13,957         $  10,099
8/31/2002                              $  14,644            $  13,802         $  10,022
9/30/2002                              $  13,502            $  12,726         $   9,417
10/31/2002                             $  13,776            $  12,984         $   9,166
11/30/2002                             $  14,248            $  13,429         $   9,547
12/31/2002                             $  13,700            $  12,912         $   9,233
1/31/2003                              $  13,216            $  12,456         $   9,043
2/28/2003                              $  12,974            $  12,228         $   8,971
3/31/2003                              $  12,699            $  11,969         $   8,677
4/30/2003                              $  12,732            $  12,000         $   8,806
5/31/2003                              $  13,424            $  12,652         $   9,293
6/30/2003                              $  14,126            $  13,314         $   9,906
7/31/2003                              $  14,839            $  13,986         $  10,340
8/31/2003                              $  15,893            $  14,979         $  11,231
9/30/2003                              $  16,463            $  15,517         $  11,730
10/31/2003                             $  17,044            $  16,064         $  12,437
11/30/2003                             $  16,693            $  15,734         $  12,166
12/31/2003                             $  17,725            $  16,706         $  13,009
1/31/2004                              $  18,032            $  16,995         $  13,345
2/29/2004                              $  18,091            $  17,051         $  13,523

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is an unmanaged index that tracks the performance of stock traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from August 31, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)

   SHARE CLASS                     A                B                C           Z
--------------------------------------------------------------------------------------
   INCEPTION                   8/19/98          8/19/98          8/19/98       2/1/01
--------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT
--------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)      13.81    7.27     13.44   8.44     13.45  12.45     13.97
   1-YEAR                    39.42   31.41     38.48  33.48     38.52  37.52     39.83
   5-YEAR                     6.66    5.41      5.90   5.58      5.89   5.89      6.87
   LIFE                      11.32   10.13     10.52  10.41     10.51  10.51     11.51

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

   SHARE CLASS                     A                B                C           Z
--------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT
--------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)      25.49   18.27     24.98  19.98     25.08  24.08     25.67
   1-YEAR                    29.41   21.97     28.49  23.49     28.60  27.60     29.78
   5-YEAR                     5.92    4.68      5.16   4.83      5.16   5.16      6.12
   LIFE                      11.26   10.04     10.45  10.33     10.45  10.45     11.45

All results shown assume reinvestment of distributions. The " with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z share (newer class shares) performance includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. Returns are not restated to reflect any expense differential, e.g., 12b-1 fees, between class A and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class Z shares would have been higher.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 08/19/98 - 02/29/04 ($)

   SALES CHARGE:   WITHOUT      WITH
-------------------------------------
   Class A          18,091     17,051
   Class B          17,388     17,288
   Class C          17,378     17,378
   Class Z          18,267        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

During the period that began September 1, 2003 and ended February 29, 2004, the economies of Asia and the Pacific regions participated in a recovery that prevailed around the world. Most Asian economies benefited as consumer and business spending increased. Exporting countries, such as Hong Kong and Taiwan, also benefited from a worldwide increase in demand for products manufactured in Asia. Japan's economy experienced its fastest growth in almost 14 years. Stock market performance reflected Asia's robust economic growth. For the six-month reporting period, the MSCI AC Asia Pacific Index returned 20.42%.

STOCK MARKETS LIFTED BY FAVORABLE ECONOMIC NEWS

Equity market performance reflected the region's robust economic growth. In Japan, the outlook for improved corporate earnings was reflected in the 24.50% return of the Nikkei 225 in 2003. The Nikkei 225 tracks the investment returns of 225 of Japan's top-rated companies. Solid performance continued into 2004, with the Nikkei up 3.42% through February.

Throughout the region known as Greater China (People's Republic of China, Hong Kong and Taiwan), stocks tied to domestic consumption, business expansion and construction spending were market leaders. In the smaller markets of Thailand, Malaysia, and Indonesia, investors were also rewarded with solid returns. However, some of the strongest performers in 2003--namely Thailand and India--gave back some of their outsized returns early in 2004.

JAPAN TURNED A CORNER

While a rising yen limited exports of Japanese products, GDP growth in Japan was reported at 7% for 2003. This robust rate raised hopes that Japan is finally on a steady path to sustainable recovery. Growth was buoyed by a resolution to lingering bad load problems, an upturn in industrial production and machinery orders and a boom in exports. However, job growth was lackluster and consumers remain cautious about spending.

GROWTH RANGES FROM MODEST TO ROBUST IN GREATER CHINA

In Greater China, GDP growth during the reporting period ranged from modest in Hong Kong and Taiwan to robust in China. In Hong Kong, unemployment declined and domestic retail sales moved higher as the economy continued to recover. In Taiwan, sustained demand for consumer goods, a recovery in capital goods expenditures, a pickup in construction activity and increased government spending in an election year contributed to a strengthening economy. Taiwan also benefited from the global recovery in the technology sector because it is a major exporter of computer-related goods.

In China, growth exceeded 9% in 2003. Estimates for growth in 2004 are somewhat lower, because the government has taken steps to cool down an economy on the verge of overheating. The People's Bank of China (PBOC) began to limit the number of loans it generates for construction and land development projects. As a result, credit growth slowed over the last year. Forecasts call for growth between 7.2% to 8.5% for 2004.

[SIDENOTE]

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004

- THE STOCK MARKETS OF ASIA REFLECTED ROBUST ECONOMIC GROWTH THROUGHOUT THE REGION. THE MSCI AC ASIA PACIFIC INDEX RETURNED 20.42%.

[CHART]

   MSCI AC ASIA PACIFIC INDEX
              20.42%

- IN GREATER CHINA, STOCKS TIED TO DOMESTIC CONSUMPTION, BUSINESS EXPANSION AND CONSTRUCTION SPENDING WERE MARKET LEADERS EXPORTING COUNTRIES, SUCH AS HONG KONG AND TAIWAN, ALSO BENEFITED FROM INCREASED WORLDWIDE DEMAND.

- IN JAPAN, A RESOLUTION TO BAD LOAN PROBLEMS, AN UPTURN IN INDUSTRIAL PRODUCTION, MACHINERY ORDERS AND EXPORTS BUOYED GROWTH.

The MSCI AC Asia Pacific Index is an unmanaged index that tracks the performance of stocks traded on stock exchanges in Pacific Basin countries.

PORTFOLIO MANAGERS' REPORT

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

For the six-month period ended February 29, 2004, class A shares of Columbia Newport Asia Pacific Fund returned 13.81% without sales charge. That was less than the return of the fund's benchmark, the MSCI AC Asia Pacific Index, which was 20.42% for the same period. The fund also underperformed the 19.61% average return of its peer group, the Lipper Pacific Region Funds Category.(1)

HIGHER-QUALITY COMPANIES UNDERPERFORMED

As many lower-quality Japanese companies went from bad to better, due to their improved balance sheets and their potential for earnings growth, investors bid up their stock prices and the higher-quality companies that the fund emphasized came up short by comparison. The rising value of the yen was also instrumental in the fund's performance shortfall. As the yen strengthened, investors grew concerned that higher prices on technology products sold outside Japan would cause sales and earnings growth to slow and stock prices to fall.

JAPANESE COMPANIES PROSPEROUS AS ECONOMY IMPROVED

At 49% of the portfolio, Japan was the fund's largest country position. As the Japanese economy improved, we became enthusiastic about the prospects for companies positioned to benefit from increased consumer spending. We sold some of our export-related companies, particularly in the technology sector. We also added banks, such as UFJ Holdings, which helped total return. Mitsubishi Tokyo Financial, which was in the portfolio for several months, also aided the fund's return. Our investments in Aoyama Trading, a specialty men's retailer, and Yoshinoya D&C, a fast food restaurant, also contributed to return.

FOCUS ON NEW OPPORTUNITIES

We sold some holdings in China to invest in new opportunities. Because China's economic growth has been extraordinary, the government has become concerned about the prospects for rising inflation and has taken steps to tighten the availability of credit, which could have a negative impact on stocks. While China's economic growth should be robust by global standards, we expect it to slow in response to this move.

In re-allocating assets, we favored countries with strong growth in domestic consumption and infrastructure development, such as India. The Indian economy has benefited from relatively low interest rates and expansion in the manufacturing and service sectors. To capitalize on rising consumer spending, we purchased Maruti Udyog, a manufacturer of low cost automobiles for the domestic population.

We also added to the fund's stake in Taiwan. Although the Taiwan market trailed other Asian markets in 2003, we believe Taiwan could do well in 2004 if its economy improves. Stock valuations and the prospects

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A                       16.48
   Class B                       15.87
   Class C                       15.86
   Class Z                       16.64

HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   UFJ Holdings                    0.8
   Mitsubishi Tokyo Financial      2.0
   Aoyama Trading                  0.4
   Yoshinoya D&C                   0.7
   Maruti Udyog                    0.6
   Chinatrust Financial Holding    0.5

Your fund is actively managed and the composition of its portfolio changes over time. Information provided is calculated as a percentage of net assets.

for relatively strong corporate earnings are attractive. In Taiwan, we favored the financials sector and purchased Chinatrust Financial Holding, which controls Taiwan's largest private sector bank.

LOOKING TOWARD ECONOMIC EXPANSION ACROSS ASIA

Our outlook for the next several months is positive. We expect economic growth throughout Asia to improve and, while inflation may rise slightly, we believe interest rates will remain relatively low. We have positioned the portfolio to take advantage of consumer trends that we believe could benefit from growing domestic economies. We also continue to own export-driven companies that should do well in a stronger global economy.

[PHOTO OF JAMIE CHUI]

Jamie Chui has co-managed Columbia Newport Asia Pacific Fund since July 2002 and has been with the advisor and its predecessors since November 2000.


/s/ Jamie Chui

[PHOTO OF ERIC SANDLUND]

Eric Sandlund has co-managed the fund since March 2004 and has been with the advisor and its predecessors since June 2002.


/s/ Eric Sandlund

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

[SIDENOTE]

WE HAVE POSITIONED THE PORTFOLIO TO TAKE ADVANTAGE OF CONSUMER TRENDS THAT WE BELIEVE COULD BENEFIT FROM GROWING DOMESTIC ECONOMIES.

FINANCIAL STATEMENTS

FEBRUARY 29, 2004                             COLUMBIA NEWPORT ASIA PACIFIC FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments). The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risk and contingencies.

INVESTMENT PORTFOLIO

FEBRUARY 29, 2004 (UNAUDITED)                 COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                                          SHARES     VALUE ($)
------------------------------------------   ---------------------------------------------------------------------------------
COMMON STOCKS - 97.6%

CONSUMER DISCRETIONARY - 22.9%

                    AUTO COMPONENTS - 2.2%   DENSO CORP.                                                  12,900       269,931
                                             Stanley Electric                                              5,000        85,165
                                                                                           Auto Components Total       355,096
                                             ---------------------------------------------------------------------------------
                        AUTOMOBILES - 6.6%   Bajaj Auto Ltd.                                               1,700        34,045
                                             Honda Motor Co., Ltd.                                         4,000       174,359
                                             Maruti Udyog Ltd. (a)                                         8,472        93,703
                                             PT Astra International                                      116,000        74,086
                                             Toyota Motor Corp.                                           19,400       669,762
                                                                                               Automobiles Total     1,045,955
                                             ---------------------------------------------------------------------------------
                       DISTRIBUTORS - 2.1%   Doshisha Co., Ltd.                                            1,600        43,956
                                             Li & Fung Ltd.                                              150,000       292,901
                                                                                              Distributors Total       336,857
                                             ---------------------------------------------------------------------------------
      HOTELS, RESTAURANTS & LEISURE - 1.8%   Genting Berhad                                               33,600       168,000
                                             Yoshinoya D&C Co., Ltd.                                          76       114,835
                                                                            Hotels, Restaurants &  Leisure Total       282,835
                                             ---------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES - 4.1%   Matsushita Electric Industrial Co., Ltd.                     24,000       350,110
                                             Pioneer Corp.                                                 4,000       110,989
                                             Rinnai Corp.                                                  1,400        34,872
                                             Sharp Corp.                                                  10,000       165,934
                                                                                        Household Durables Total       661,905
                                             ---------------------------------------------------------------------------------
       LEISURE EQUIPMENT & PRODUCTS - 0.7%   Shimano, Inc.                                                 5,100       112,555
                                                                              Leisure Equipment & Products Total       112,555
                                             ---------------------------------------------------------------------------------
                              MEDIA - 1.4%   Singapore Press Holdings Ltd.                                20,400       223,397
                                                                                                     Media Total       223,397
                                             ---------------------------------------------------------------------------------
                   MULTILINE RETAIL - 1.2%   Don Quijote Co., Ltd.                                         1,100        60,037
                                             Seiyu (a)                                                    38,000       125,275
                                                                                          Multiline Retail Total       185,312
                                             ---------------------------------------------------------------------------------
                   SPECIALTY RETAIL - 2.5%   Aoyama Trading Co., Ltd.                                      3,500        70,352
                                             Uss Co., Ltd.                                                 2,820       207,368
                                             Yamada Denki Co., Ltd.                                        3,900       123,929
                                                                                          Specialty Retail Total       401,649
                                             ---------------------------------------------------------------------------------
   TEXTILES, APPAREL & LUXURY GOODS - 0.3%   Sanyo Shokai Ltd.                                             8,200        46,482
                                                                          Textiles, Apparel & Luxury Goods Total        46,482
                                                                                                                   -----------
                                                                                    CONSUMER DISCRETIONARY TOTAL     3,652,043
CONSUMER STAPLES - 7.4%

                          BEVERAGES - 2.4%   Coca-Cola Amatil Ltd.                                        32,227       164,262
                                             Fosters Group Ltd.                                           66,102       223,423
                                                                                                 Beverages Total       387,685
                                             ---------------------------------------------------------------------------------
           FOOD & STAPLES RETAILING - 2.3%   Seven-Eleven Japan Co., Ltd.                                  3,000        94,780
                                             Sugi Pharmacy Co., Ltd.                                       2,200        73,938
                                             Woolworths Ltd.                                              22,496       204,097
                                                                                  Food & Staples Retailing Total       372,815

                                              See notes to investment portfolio.

                                                                                                          SHARES     VALUE ($)
------------------------------------------   ---------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

                      FOOD PRODUCTS - 1.2%   Katokichi Co., Ltd.                                           7,900       134,633
                                             Thai Union Frozen Products Public Co., Ltd.                  70,000        48,122
                                                                                             Food Products Total       182,755
                                             ---------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS - 1.5%   Kao Corp.                                                    11,000       232,189
                                                                                        Household Products Total       232,189
                                                                                                                   -----------
                                                                                          CONSUMER STAPLES TOTAL     1,175,444
FINANCIALS - 23.6%

                  COMMERCIAL BANKS - 12.6%   Bangkok Bank Public Co., NVDR (a)                           123,700       299,211
                                             Chinatrust Financial Holding Co., Ltd.                       67,000        80,198
                                             Commonwealth Bank of Australia                                5,650       138,441
                                             DBS Group Holdings                                           20,000       173,094
                                             Hang Seng Bank Ltd.                                           8,700       123,500
                                             Hong Leong Bank Berhad                                       21,000        32,053
                                             Kookmin Bank                                                  6,620       275,810
                                             Mitsubishi Tokyo Financial Corp., Ltd.                           41       315,385
                                             PT Bank Rakyat (a)                                          529,500        97,070
                                             UFJ Holdings, Inc.                                               27       121,154
                                             United Overseas Bank Ltd.                                    42,000       348,661
                                                                                          Commercial Banks Total     2,004,577
                                             ---------------------------------------------------------------------------------
     DIVERSIFIED FINANCIAL SERVICES - 3.3%   Housing Development Finance Corp., Ltd.                      12,051       162,357
                                             Macquarie Bank Ltd.                                           5,295       135,558
                                             Nomura Holdings, Inc.                                        14,000       222,436
                                                                            Diversified Financial Services Total       520,351
                                             ---------------------------------------------------------------------------------
                          INSURANCE - 2.7%   Millea Holdings, Inc.                                            34       435,897
                                                                                                 Insurance Total       435,897
                                             ---------------------------------------------------------------------------------
                        REAL ESTATE - 5.0%   City Developments Ltd.                                       39,000       153,842
                                             Henderson Land Development Co., Ltd.                         30,000       152,231
                                             Mitsubishi Estate Co., Ltd.                                  10,000       116,484
                                             Sun Hung Kai Properties Ltd.                                 38,000       373,449
                                                                                               Real Estate Total       796,006
                                                                                                                   -----------
                                                                                                FINANCIALS TOTAL     3,756,831
HEALTH CARE - 6.2%

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%   Cochlear Ltd.                                                15,784       281,398
                                                                          Health Care Equipment & Supplies Total       281,398
                                             ---------------------------------------------------------------------------------
                    PHARMACEUTICALS - 4.4%   Chugai Pharmaceutical Co., Ltd.                               7,600       112,121
                                             Dr Reddy's Laboratories Ltd., ADR                             5,800       147,610
                                             Ranbaxy Laboratories Ltd., ADR                                3,000        62,339
                                             Rohto Pharmaceutical Co., Ltd.                                5,000        41,209
                                             Sawai Pharmaceutical Co., Ltd.                                2,400        86,813
                                             Takeda Chemical Industries Ltd.                               6,000       247,253
                                                                                           Pharmaceuticals Total       697,345
                                                                                                                   -----------
                                                                                               HEALTH CARE TOTAL       978,743

See notes to investment portfolio.

                                                                                                          SHARES     VALUE ($)
------------------------------------------   ---------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - 9.3%

     COMMERCIAL SERVICES & SUPPLIES - 1.6%   Dai Nippon Printng Co., Ltd.                                 16,000       249,084
                                                                            Commercial Services & Supplies Total       249,084
                                             ---------------------------------------------------------------------------------
         CONSTRUCTION & ENGINEERING - 1.7%   JGC Corp.                                                    14,000       140,256
                                             Land & Houses Public Co., Ltd.                              413,100       135,053
                                                                                Construction & Engineering Total       275,309
                                             ---------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 1.8%   Fanuc Ltd.                                                    2,200       138,205
                                             Nitto Denko Corp.                                             3,100       153,297
                                                                                      Electrical Equipment Total       291,502
                                             ---------------------------------------------------------------------------------
           INDUSTRIAL CONGLOMERATES - 3.3%   Hutchison Whampoa Ltd.                                       34,000       286,092
                                             Kasikornbank Public Co., Ltd., NVDR (a)                      99,500       129,204
                                             MFS Technology Ltd.                                          45,000        35,502
                                             Wesfarmers Ltd.                                               3,756        79,890
                                                                                  Industrial Conglomerates Total       530,688
                                             ---------------------------------------------------------------------------------
                          MACHINERY - 0.3%   Osg Corp.                                                     4,000        38,462
                                                                                                 Machinery Total        38,462
                                             ---------------------------------------------------------------------------------
      TRANSPORTATION INFRASTRUCTURE - 0.6%   Zhejiang Expressway Co., Ltd., Class H                      118,000        95,501
                                                                             Transportation Infrastructure Total        95,501
                                                                                                                   -----------
                                                                                               INDUSTRIALS TOTAL     1,480,546
INFORMATION TECHNOLOGY - 17.8%

            COMPUTERS & PERIPHERALS - 1.7%   Ambit Microsystems Corp.                                     38,700       112,899
                                             Asustek Computer, Inc.                                       57,750       151,974
                                                                                   Computers & Peripherals Total       264,873
                                             ---------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%   Hoya Corp.                                                    1,800       168,956
                                             Keyence Corp.                                                   300        61,896
                                             Kuroda Electric Co., Ltd.                                     1,200        42,198
                                             Synnex Technology International Corp.                        36,000        62,797
                                             TDK Corp.                                                     2,800       195,385
                                                                        Electronic Equipment & Instruments Total       531,232
                                             ---------------------------------------------------------------------------------
       INTERNET SOFTWARE & SERVICES - 0.2%   NCSoft Corp. (a)                                                560        36,351
                                                                              Internet Software & Services Total        36,351
                                             ---------------------------------------------------------------------------------
                        IT SERVICES - 1.8%   Infosys Technologies Ltd.                                     2,636       295,329
                                                                                               IT Services Total       295,329
                                             ---------------------------------------------------------------------------------
                 OFFICE ELECTRONICS - 3.3%   Brother Industries Ltd.                                       9,000        84,890
                                             Canon, Inc.                                                   9,000       439,286
                                                                                        Office Electronics Total       524,176
                                             ---------------------------------------------------------------------------------
           SEMICONDUCTORS & SEMICONDUCTOR    Nikon Corp.                                                   9,000       111,016
                          EQUIPMENT - 7.2%   Realtek Semiconductor, Inc.                                  36,000        67,128
                                             Rohm Co., Ltd.                                                1,500       169,643
                                             Samsung Electronic Co., Ltd.                                    730       337,590
                                             Taiwan Semiconductor Manufacturing Co., Ltd. (a)            239,408       457,215
                                                                  Semiconductors & Semiconductor Equipment Total     1,142,592


                                             See notes to investment portfolio.

                                                                                                          SHARES     VALUE ($)
------------------------------------------   ---------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

                           SOFTWARE - 0.3%   Sumisho Computer Systems Corp.                                1,700        44,757

                                                                                                  Software Total        44,757
                                                                                                                   -----------
                                                                                    INFORMATION TECHNOLOGY TOTAL     2,839,310
MATERIALS - 3.6%

                          CHEMICALS - 0.7%   Shin-Etsu Chemical Co., Ltd.                                  3,000       116,758
                                                                                                 Chemicals Total       116,758
                                             ---------------------------------------------------------------------------------
             CONTAINERS & Packaging - 0.9%   Amcor Ltd.                                                   22,250       132,683
                                                                                    Containers & Packaging Total       132,683
                                             ---------------------------------------------------------------------------------
                    METALS & Mining - 2.0%   BHP Billiton Ltd.                                            33,946       321,893
                                                                                           Metals & Mining Total       321,893
                                                                                                                   -----------
                                                                                                 MATERIALS TOTAL       571,334
TELECOMMUNICATION SERVICES - 5.5%

WIRELESS TELECOMMUNICATION SERVICES - 5.5%   China Mobile Ltd.                                           111,500       392,474
                                             NTT DoCoMo, Inc.                                                183       380,412
                                             Taiwan Cellular Corp.                                       106,000       102,653
                                                                       Wireless Telecommunication Services Total       875,539
                                                                                                                   -----------
                                                                                TELECOMMUNICATION SERVICES TOTAL       875,539
UTILITIES - 1.3%

                      GAS UTILITIES - 1.3%   Hong Kong & China Gas Co., Ltd.                              12,613        21,793
                                             Tokyo Gas Co., Ltd.                                          51,000       189,615
                                                                                             Gas Utilities Total       211,408
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL       211,408
                                                                                                                   -----------
                                             TOTAL COMMON STOCKS (COST OF $12,997,134)                              15,541,198

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------   ---------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 2.1%

                                             Repurchase agreement with State
                                             Street Bank & Trust Co., dated
                                             02/27/04, due 03/01/04 at 0.930%,
                                             collateralized by a U.S. Treasury
                                             Bond maturing 05/15/06, market value
                                             $342,063 (repurchase proceeds
                                             $333,026) (cost of $333,000)                                333,000       333,000

                                             TOTAL INVESTMENTS - 99.7%
                                             (COST OF $13,330,134) (b)                                              15,874,198

                                             OTHER ASSETS & LIABILITIES, NET - 0.3%                                     46,666

                                             NET ASSETS - 100.0%                                                    15,920,864

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-Income producing.

(b) Cost for both financial statement and federal income tax purposes is the same.

                                                         ACRONYM                                NAME
                                             ---------------------------------------------------------------------------------
                                                           ADR                       American Depositary Receipt
                                                          NVDR                      Non-Voting Depositary Receipt

                                             SUMMARY OF SECURITIES                                            % OF TOTAL
                                             BY COUNTRY (UNAUDITED)                  VALUE ($)                INVESTMENTS
                                             ---------------------------------------------------------------------------------
                                             Japan                                  7,724,317                    48.7%
                                             Australia                              1,681,646                    10.6
                                             Hong Kong                              1,249,967                     7.9
                                             Taiwan                                 1,034,864                     6.5
                                             Singapore                                934,495                     5.9
                                             India                                    795,383                     5.0
                                             South Korea                              649,751                     4.1
                                             Thailand                                 611,590                     3.8
                                             China                                    487,976                     3.1
                                             United States                            333,000                     2.1
                                             Malaysia                                 200,053                     1.2
                                             Indonesia                                171,156                     1.1
                                                                                   ----------                   -----
                                                                                   15,874,198                   100.0%
                                                                                   ==========                   =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2004 (UNAUDITED)                 COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                    ASSETS   Investments, at cost                                                   13,330,134
                                             Investments, at value                                                  15,874,198
                                             Cash                                                                          689
                                             Foreign currency (cost of $47,255)                                         47,842
                                             Receivable for:
                                               Fund shares sold                                                        122,504
                                               Interest                                                                     26
                                               Dividends                                                                21,608
                                             Expense reimbursement due from Investment Advisor                           4,463
                                             Deferred Trustees' compensation plan                                        5,921
                                                                                                                   -----------
                                                                                                    Total Assets    16,077,251

                                             ---------------------------------------------------------------------------------
                               LIABILITIES   Payable for:
                                               Investments purchased                                                     8,058
                                               Fund shares repurchased                                                   3,509
                                               Investment advisory fee                                                  11,982
                                               Administration fee                                                          129
                                               Transfer agent fee                                                       16,418
                                               Pricing and bookkeeping fees                                                656
                                               Trustees' fees                                                              162
                                               Custody fee                                                               2,626
                                               Reports to shareholders                                                  51,933
                                               Distribution and service fees                                             6,172
                                             Foreign capital gains tax payable                                          21,846
                                             Deferred Trustees' fees                                                     5,921
                                             Other liabilities                                                          26,975
                                                                                                                   -----------
                                                                                               Total Liabilities       156,387

                                                                                                      NET ASSETS    15,920,864

                                             ---------------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS   Paid-in capital                                                        21,374,772
                                             Accumulated net investment loss                                           (93,870)
                                             Accumulated net realized loss                                          (7,882,649)
                                             Net unrealized appreciation/depreciation on:
                                               Investments                                                           2,544,064
                                               Foreign currency translations                                               393
                                               Foreign capital gains tax                                               (21,846)
                                                                                                                   -----------
                                                                                                      NET ASSETS    15,920,864

                                             ---------------------------------------------------------------------------------
                                   CLASS A   Net assets                                                              8,128,430
                                             Shares outstanding                                                        493,123
                                             Net asset value per share                                                   16.48(a)
                                             Maximum offering price per share ($16.48/0.9425)                            17.49(b)

                                             ---------------------------------------------------------------------------------
                                   CLASS B   Net assets                                                              4,736,697
                                             Shares outstanding                                                        298,540
                                             Net asset value and offering price per share                                15.87(a)

                                             ---------------------------------------------------------------------------------
                                   CLASS C   Net assets                                                              1,867,418
                                             Shares outstanding                                                        117,758
                                             Net asset value and offering price per share                                15.86(a)

                                             ---------------------------------------------------------------------------------
                                   Class Z   Net assets                                                              1,188,319
                                             Shares outstanding                                                         71,421
                                             Net asset value, offering and redemption price per share                    16.64(c)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sale.

(b) On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
FEBRUARY 29, 2004 (UNAUDITED)                COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                         INVESTMENT INCOME   Dividends                                                                  76,993
                                             Interest                                                                    2,248
                                                                                                                   -----------
                                               Total Investment Income (net of foreign taxes withheld of $4,603)        79,241

                                             ---------------------------------------------------------------------------------
                                  EXPENSES   Investment advisory fee                                                    65,443
                                             Administration fee                                                          4,923
                                             Distribution fee:
                                               Class B                                                                  16,719
                                               Class C                                                                   5,377
                                             Service fee:
                                               Class A                                                                   8,431
                                               Class B                                                                   5,573
                                               Class C                                                                   1,783
                                             Transfer agent fee                                                         38,272
                                             Pricing and bookkeeping fees                                                6,765
                                             Trustees' fees                                                              3,882
                                             Custody fee                                                                13,938
                                             Registration fee                                                           30,600
                                             Reports to shareholders                                                    49,686
                                             Other expenses                                                             18,600
                                                                                                                   -----------
                                               Total Expenses                                                          269,992
                                             Fees and expenses waived or reimbursed by Investment Advisor             (103,176)
                                             Custody earnings credit                                                       (20)
                                                                                                                   -----------
                                               Net Expenses                                                           166,796
                                                                                                                   -----------
                                             Net Investment Loss                                                       (87,555)

                                             ---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain (loss) on:
          INVESTMENTS AND FOREIGN CURRENCY     Investments                                                             585,998
                                               Foreign currency transactions                                            (7,151)
                                                                                                                   -----------
                                                 Net realized gain                                                     578,847
                                             Net change in unrealized appreciation/depreciation on:
                                               Investments                                                           1,164,373
                                               Foreign currency translations                                               625
                                               Foreign capital gains tax                                                (4,796)
                                                                                                                   -----------
                                                 Net change in unrealized appreciation/depreciation                  1,160,202
                                                                                                                   -----------
                                             Net Gain                                                                1,739,049
                                                                                                                   -----------
                                             Net Increase in Net Assets from Operations                              1,651,494

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                      (UNAUDITED)
                                                                                        SIX MONTH
                                                                                            ENDED   PERIOD ENDED     YEAR ENDED
                                                                                     FEBRUARY 29,     AUGUST 31,       JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                                       2004 ($)   2003 ($) (a)       2003 ($)
----------------------------------   ------------------------------------------------------------------------------------------
                        OPERATIONS   Net investment loss                                  (87,555)       (11,326)       (52,546)
                                     Net realized gain (loss) on investments
                                       and foreign currency transactions                  578,847       (191,247)    (1,097,136)
                                     Net change in unrealized appreciation/
                                       depreciation on investments, foreign
                                       currency translations and foreign
                                       capital gains tax                                1,160,202      1,384,536       (198,991)
                                                                                     ------------------------------------------
                                         Net Increase (Decrease) from Operations        1,651,494      1,181,963     (1,348,673)
                                     ------------------------------------------------------------------------------------------
                SHARE TRANSACTIONS   Class A:
                                       Subscriptions                                    2,460,009        310,109     28,630,724
                                       Redemptions                                       (524,816)      (172,220)   (30,054,165)
                                       Redemption fees                                      1,084             --             --
                                                                                     ------------------------------------------
                                         Net Increase (Decrease)                        1,936,277        137,889     (1,423,441)

                                     Class B:
                                       Subscriptions                                    1,267,518        377,399      1,206,593
                                       Redemptions                                       (859,584)      (232,132)    (2,252,380)
                                       Redemption fees                                        779             --             --
                                                                                     ------------------------------------------
                                         Net Increase (Decrease)                          408,713        145,267     (1,045,787)

                                     Class C:
                                       Subscriptions                                    1,852,213        784,900     10,662,175
                                       Redemptions                                       (939,880)      (792,425)   (10,999,756)
                                       Redemption fees                                        259             --             --
                                                                                     ------------------------------------------
                                       Net Increase (Decrease)                            912,592         (7,525)      (337,581)

                                     Class Z (formerly Class S) (b):
                                       Subscriptions                                      486,252          1,950      1,868,968
                                       Proceeds received in combination
                                         with original Class Z                                 --             --             13
                                       Redemptions                                       (132,284)      (189,566)    (1,271,675)
                                       Redemption fees                                        149             --             --
                                                                                     ------------------------------------------
                                         Net Increase (Decrease)                          354,117       (187,616)       597,306

                                     Class Z (through 7/29/02):
                                       Proceeds combined into former Class S                   --             --            (13)
                                                                                     ------------------------------------------
                                         Net Decrease                                          --             --            (13)

                                       Net Increase (Decrease) from Share
                                         Transactions                                   3,611,699         88,015     (2,209,516)
                                                                                     ------------------------------------------
                                       Total Increase (Decrease) in Net Assets          5,263,193      1,269,978     (3,558,189)
                                     ------------------------------------------------------------------------------------------

(a)  The Fund has changed its fiscal year end from June 30 to August 31.

(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

See notes to financial statements.

                                                                                      (UNAUDITED)
                                                                                        SIX MONTH
                                                                                            ENDED   PERIOD ENDED     YEAR ENDED
                                                                                     FEBRUARY 29,     AUGUST 31,       JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                                       2004 ($)   2003 ($) (a)       2003 ($)
----------------------------------   ------------------------------------------------------------------------------------------
                        NET ASSETS   Beginning of period                               10,657,671      9,387,693     12,945,882
                                     End of period (including accumulated
                                       net investment loss of ($93,870),
                                       ($6,315) and ($12,839) respectively)          $ 15,920,864   $ 10,657,671   $  9,387,693
                                     ------------------------------------------------------------------------------------------
                 CHANGES IN SHARES   Class A:
                                       Subscriptions                                      156,879         22,631      2,287,361
                                       Redemptions                                        (32,775)       (12,561)    (2,398,752)
                                                                                     ------------------------------------------
                                         Net Increase (Decrease)                          124,104         10,070       (111,391)
                                     Class B:
                                       Subscriptions                                       84,247         28,619         99,602
                                       Redemptions                                        (56,035)       (17,494)      (184,634)
                                                                                     ------------------------------------------
                                         Net Increase (Decrease)                           28,212         11,125        (85,032)
                                     Class C:
                                       Subscriptions                                      123,507         59,050        871,959
                                       Redemptions                                        (63,280)       (58,976)      (890,657)
                                                                                     ------------------------------------------
                                         Net Increase (Decrease)                           60,227             74        (18,698)
                                     Class Z (formerly Class S) (b):
                                       Subscriptions                                       29,927            141        147,874
                                       Issued in connection with original Class Z              --             --              1
                                       Redemptions                                         (8,474)       (13,841)       (99,198)
                                                                                     ------------------------------------------
                                         Net Increase (Decrease)                           21,453        (13,700)        48,677
                                     Class Z (though 7/29/02):
                                       Shares combined into former Class S                     --             --             (1)
                                                                                     ------------------------------------------
                                         Net Decrease                                          --             --             (1)

(a)  The Fund has changed its fiscal year end from June 30 to August 31.

(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2004 (UNAUDITED)                 COLUMBIA NEWPORT ASIA PACIFIC FUND

NOTE 1. ORGANIZATION

Columbia Newport Asia Pacific Fund (the "Fund"), a series of Columbia Funds Trust VI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in equity securities of companies located in Asia or the Pacific Basin.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Asia Pacific Fund to Columbia Newport Asia Pacific Fund. Also on that date, the Trust changed its name from Liberty Funds Trust VI to Columbia Funds Trust VI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation                                        $  3,130,526
Unrealized depreciation                                            (586,462)
  Net unrealized appreciation                                  $  2,544,064

The following capital loss carryforwards, determined as of August 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

  YEAR OF EXPIRATION                                      CAPITAL LOSS CARRYFORWARD
-----------------------------------------------------------------------------------
         2005                                                    $  2,391,127
         2009                                                       3,676,821
         2010                                                       1,404,163
         2011                                                         953,897
                                                                 $  8,426,008

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see note 10. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

  AVERAGE DAILY NET ASSETS                                          FEE RATE
----------------------------------------------------------------------------
     First $1 billion                                                 0.95%
     Next $500 million                                                0.90%
     Over $1.5 billion                                                0.85%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

For the six months ended February 29, 2004, the Fund's annualized effective investment advisory fee rate was 0.96%.

ADMINISTRATION FEES

Columbia provides administrative and other services to the Fund. Effective November 1, 2003, the Board of Trustees approved an administration fee reduction for the Fund. As a result of the fee reduction, Columbia no longer receives fees from the Fund for its administration services.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

For the six months ended February 29, 2004, the Fund's annualized effective administration fee rate was 0.07%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended February 29, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.100%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the six months ended February 29, 2004, the Fund's annualized effective transfer agent fee rate, exclusive of out-of-pocket fees, was 0.39%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts of $9,947 on sales of the Fund's Class A shares and received CDSC fees of $5, $1,746 and $252 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive certain fees to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $6,428,374 and $3,042,355, respectively.

NOTE 6. REDEMPTION FEES

Effective February 10, 2003, the Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid in capital on Class Z shares. For the six months ended February 29, 2004, the redemption fees for the Class Z shares of the Fund amounted to $2,271.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended February 29, 2004, the Fund did not borrow under these arrangements.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

GEOGRAPHIC CONCENTRATION

Because the Fund's investments are concentrated in Asia and the Pacific Basin, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The Fund has changed its fiscal year end from June 30 to August 31.

NOTE 10. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

FINANCIAL HIGHLIGHTS                          COLUMBIA NEWPORT ASIA PACIFIC FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                          SIX MONTHS          PERIOD
                                            ENDED              ENDED
                                         FEBRUARY 29,        AUGUST 31,                               YEAR ENDED JUNE 30,
CLASS A SHARES                               2004             2003 (a)            2003              2002              2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $      14.48       $      12.87      $      14.47      $      16.50      $      24.55
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                         (0.08)             (0.01)            (0.03)            (0.08)            (0.04)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                                2.08               1.62             (1.57)            (1.95)            (7.38)
                                         ------------       ------------      ------------      ------------      ------------
Total from Investment
Operations                                       2.00               1.61             (1.60)            (2.03)            (7.42)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                             --                 --                --                --                --
From net realized gains                            --                 --                --                --             (0.18)
In excess of net
realized gains                                     --                 --                --                --             (0.45)
                                         ------------       ------------      ------------      ------------      ------------
Total Distributions
Declared to
Shareholders                                       --                 --                --                --             (0.63)
------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to
paid-in capital                                    --(c)(e)           --                --                --                --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      16.48       $      14.48      $      12.87      $      14.47      $      16.50
Total return (f)(g)                             13.81%(h)          12.51%(h)        (11.06)%          (12.30)%          (30.60)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (i)                           2.15%(j)           2.15%(j)          2.15%             2.15%             2.15%
Interest expense                                   --                 --                --%(k)            --%(k)            --
Net investment loss (i)                         (0.98)%(j)         (0.36)%(j)        (0.24)%           (0.55)%           (0.22)%
Waiver/reimbursement                             1.52%(j)           2.16%(j)          1.40%             1.74%             1.26%
Portfolio turnover rate                            23%(h)              8%(h)            42%               24%               43%
Net assets, end of
period (000's)                           $      8,128       $      5,343      $      4,620      $      6,804      $      9,222

                                                               PERIOD
                                                                ENDED
                                                              JUNE 30,
CLASS A SHARES                               2000             1999 (b)
------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $      19.01       $      10.00
------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                         (0.16)(d)          (0.02)(d)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                                7.03               9.14
                                         ------------       ------------
Total from Investment
Operations                                       6.87               9.12
------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                          (0.50)             (0.11)
From net realized gains                         (0.83)                --
In excess of net
realized gains                                     --                 --
                                         ------------       ------------
Total Distributions
Declared to
Shareholders                                    (1.33)             (0.11)
------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to
paid-in capital                                    --                 --
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      24.55       $      19.01
Total return (f)(g)                             36.18%             91.64%(h)
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (i)                           2.15%              2.15%(j)
Interest expense                                   --                 --
Net investment loss (i)                         (0.65)%            (0.15)%(j)
Waiver/reimbursement                             0.96%              3.10%(j)
Portfolio turnover rate                            31%                26%(h)
Net assets, end of
period (000's)                           $     10,213       $      4,606

(a)  The Fund has changed its fiscal year end from June 30 to August 31.

(b) The Fund commenced investment operations on August 19, 1998. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Net of fees and expenses waived or borne by the Investment
     Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.

(e)  Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor/Administrator not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

                                         (UNAUDITED)
                                          SIX MONTHS          PERIOD
                                            ENDED              ENDED
                                         FEBRUARY 29,        AUGUST 31,                               YEAR ENDED JUNE 30,
CLASS B SHARES                               2004             2003 (a)            2003              2002              2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $      13.99       $      12.45      $      14.09      $      16.19      $      24.31
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                         (0.13)             (0.02)            (0.11)            (0.19)            (0.15)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                                2.01               1.56             (1.53)            (1.91)            (7.34)
                                         ------------       ------------      ------------      ------------      ------------
Total from Investment
Operations                                       1.88               1.54             (1.64)            (2.10)            (7.49)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                             --                 --                --                --                --
From net realized gains                            --                 --                --                --             (0.18)
In excess of net
realized gains                                     --                 --                --                --             (0.45)
                                         ------------       ------------      ------------      ------------      ------------
Total Distributions
Declared to
Shareholders                                       --                 --                --                --             (0.63)
------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to
paid-in capital                                    --(c)(e)           --                --                --                --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      15.87       $      13.99      $      12.45      $      14.09      $      16.19
Total return (f)(g)                             13.44%(h)          12.37%(h)        (11.64)%          (12.97)%          (31.20)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (i)                           2.90%(j)           2.90%(j)          2.90%             2.90%             2.90%
Interest expense                                   --                 --                --(k)             --(k)             --
Net investment loss (i)                         (1.70)%(j)         (1.10)%(j)        (0.87)%           (1.30)%           (0.80)%
Waiver/reimbursement                             1.52%(j)           2.16%(j)          1.45%             1.74%             1.38%
Portfolio turnover rate                            23%(h)              8%(h)            42%               24%               43%
Net assets, end of
period (000's)                           $      4,737       $      3,781      $      3,227      $      4,851      $      6,903

                                                               PERIOD
                                                               ENDED
                                                              JUNE 30,
CLASS B SHARES                               2000             1999 (b)
------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $      18.90       $      10.00
------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                         (0.34)(d)          (0.11)(d)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                                7.03               9.10
                                         ------------       ------------
Total from Investment
Operations                                       6.69               8.99
------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                          (0.45)             (0.09)
From net realized gains                         (0.83)                --
In excess of net
realized gains                                     --                 --
                                         ------------       ------------
Total Distributions
Declared to
Shareholders                                    (1.28)             (0.09)
----------------------------------------------------------- ------------
REDEMPTION FEES:                                           -
Redemption fees added to
paid-in capital                                    --                 --
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      24.31       $      18.90
Total return (f)(g)                             35.43%             90.36%(h)
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (i)                           2.90%              2.90%(j)
Interest expense                                   --                 --
Net investment loss (i)                         (1.40)%            (0.90)%(j)
Waiver/reimbursement                             0.96%              3.10%(j)
Portfolio turnover rate                            31%                26%(h)
Net assets, end of
period (000's)                           $      5,836       $        515

(a)  The Fund has changed its fiscal year end from June 30 to August 31.

(b) The Fund commenced investment operations on August 19, 1998. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Net of fees and expenses waived or borne by the Investment
     Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.

(e)  Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor/Administrator not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

                                          (UNAUDITED)
                                          SIX MONTHS          PERIOD
                                             ENDED             ENDED
                                         FEBRUARY 29,        AUGUST 31,                               YEAR ENDED JUNE 30,
CLASS C SHARES                               2004             2003 (a)            2003              2002              2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $      13.98       $      12.44      $      14.09      $      16.18      $      24.28
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                         (0.14)             (0.03)            (0.11)            (0.19)            (0.18)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                                2.02               1.57             (1.54)            (1.90)            (7.29)
                                         ------------       ------------      ------------      ------------      ------------
Total from Investment
Operations                                       1.88               1.54             (1.65)            (2.09)            (7.47)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                             --                 --                --                --                --
From net realized gains                            --                 --                --                --             (0.18)
In excess of net
realized gains                                     --                 --                --                --             (0.45)
                                         ------------       ------------      ------------      ------------      ------------
Total Distributions
Declared to
Shareholders                                       --                 --                --                --             (0.63)
------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees add to
paid-in capital                                    --(c)(e)           --                --                --                --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      15.86       $      13.98      $      12.44      $      14.09      $      16.18
Total return (f)(g)                             13.45%(h)          12.38%(h)        (11.71)%          (12.92)%          (31.15)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (i)                           2.90%(j)           2.90%(j)          2.90%             2.90%             2.90%
Interest expense                                   --                 --                --(k)             --(k)             --
Net investment loss (i)                         (1.82)%(j)         (1.14)%(j)        (0.87)%           (1.30)%           (0.92)%
Waiver/reimbursement                             1.52%(j)           2.16%(j)          1.46%             1.74%             1.29%
Portfolio turnover rate                            23%(h)              8%(h)            42%               24%               43%
Net assets, end of
period (000's)                           $      1,867       $        804      $        715      $      1,073      $      1,109

                                                               PERIOD
                                                               ENDED
                                                              JUNE 30,
CLASS C SHARES                               2000             1999 (b)
------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $      18.90       $      10.00
------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                         (0.34)(d)          (0.11)(d)
Net realized and
unrealized gain (loss)
on investments, foreign
currency and foreign
capital gains tax                                7.00               9.10
                                         ------------       ------------
Total from Investment
Operations                                       6.66               8.99
------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                          (0.45)             (0.09)
From net realized gains                         (0.83)                --
In excess of net
realized gains                                     --                 --
                                         ------------       ------------
Total Distributions
Declared to
Shareholders                                    (1.28)             (0.09)
------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees add to
paid-in capital                                    --                 --
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      24.28       $      18.90
Total return (f)(g)                             35.27%             90.36%(h)
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (i)                           2.90%              2.90%(j)
Interest expense                                   --                 --
Net investment loss (i)                         (1.40)%            (0.90)%(j)
Waiver/reimbursement                             0.96%              3.10%(j)
Portfolio turnover rate                            31%                26%(h)
Net assets, end of
period (000's)                           $      1,383       $        202

(a)  The Fund has changed its fiscal year end from June 30 to August 31.

(b) The Fund commenced investment operations on August 19, 1998. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Net of fees and expenses waived or borne by the Investment
     Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.

(e)  Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor/Administrator not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

                                          (UNAUDITED)
                                          SIX MONTHS           PERIOD                                               PERIOD
                                             ENDED              ENDED                                                ENDED
                                         FEBRUARY 29,        AUGUST 31,              YEAR ENDED JUNE 30,           JUNE 30,
CLASS Z SHARES                               2004             2003 (a)           2003 (b)             2002         2001 (c)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      14.60       $      12.97      $      14.55      $      16.54      $      19.06
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                (0.06)                --(e)          (0.01)            (0.04)             0.08
Net realized and unrealized gain
(loss) on investments, foreign
currency and foreign capital gains tax           2.10               1.63             (1.57)            (1.95)            (2.60)
                                         ------------       ------------      ------------      ------------      ------------
Total from Investment Operations                 2.04               1.63             (1.58)            (1.99)            (2.52)
------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to
paid-in capital                                    --(d)(e)           --                --                --                --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      16.64       $      14.60      $      12.97      $      14.55      $      16.54
Total return (f)(g)                             13.97%(h)          12.57%(h)        (10.86)%          (12.03)%          (13.22)%(h)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i)                           1.90%(j)           1.90%(j)          1.90%             1.90%             1.90%(j)
Interest expense                                   --                 --                --%(k)            --%(k)            --
Net investment income (loss) (i)                (0.72)%(j)         (0.13)%(j)        (0.06)%           (0.30)%            1.08%(j)
Waiver/reimbursement                             1.52%(j)           2.16%(j)          1.95%             1.74%             1.99%(j)
Portfolio turnover rate                            23%(h)              8%(h)            42%               24%               43%
Net assets, end of period (000's)        $      1,188       $        729      $        826      $        218      $        305

(a)  The Fund has changed its fiscal year end from June 30 to August 31.

(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

(c) Class S shares were initially offered on February 1, 2001. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[GRAPHIC]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA NEWPORT ASIA PACIFIC FUND          SEMIANNUAL REPORT, FEBRUARY 29, 2004

                                                                     PRSRT STD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                737-03/315R-0204 (04/04) 04/0799

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR:
Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Funds Trust VI
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
    ------------------------------------------------------------------------